Exhibit 10.13

FOURTH AMENDMENT TO CREDIT AGREEMENT

THIS FOURTH AMENDMENT TO CREDIT AGREEMENT (“Agreement”) is entered into as of February 20, 2025 (“Fourth Amendment Effective Date”) by and among IONETIX CORPORATION, a Delaware corporation (“Borrower”), IONETIX ALPHA CORPORATION, a Delaware corporation (“Guarantor”, and together with the borrower, the “Loan Parties”), the Lenders (as defined in the Credit Agreement (as defined herein)), SHAMROCK IONETIX, LLC, as administrative agent (“Administrative Agent”) and as collateral agent (“Collateral Agent”) for the Lenders (Administrative Agent and Collateral Agent, collectively referred to herein as “Agents” and individually, each as an “Agent”).

W I T N E S S E T H:

WHEREAS, Administrative Agent, Collateral Agent, Lenders, Borrower and Guarantor are parties to that certain Credit Agreement dated as of February 24, 2023 (as amended, restated, supplemented or modified from time to time, and as further amended by this Agreement, the “Credit Agreement”); unless otherwise defined herein, capitalized terms used herein that are not otherwise defined herein shall have the respective meanings assigned to such terms in the Credit Agreement);

WHEREAS, Borrower has requested that the Lenders extend the Maturity Date for the Term Loan for an additional 180 days from the Existing Maturity Date pursuant to Section 2.23 of the Credit Agreement (the “Extension”);

WHEREAS, Administrative Agent and Lenders desire to confirm the Extension and the parties hereto desire to amend certain provisions of the Credit Agreement in connection with the Extension.

NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties agree as follows:

1. Amendments to Credit Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 2 of this Agreement and in reliance upon the representations and warranties made by the Loan Parties in Section 3 hereof, the Credit Agreement is hereby amended as set forth below in this Section 1:

a. Section 1.01 of the Credit Agreement is hereby amended by deleting the definition of “Extended Maturity Date” and inserting the following new definition in its proper alphabetical order:

““Extended Maturity Date” shall mean August 19, 2025.”

b. Section 1.01 of the Credit Agreement is hereby amended by deleting the definition of “Warrant Documents” and inserting the following new definition in its proper alphabetical order:

““Warrant Documents” shall mean (a) the Warrants, (b) the Second Amendment Warrants, (c) the Fourth Amendment Warrants, (d) the Tenth Amended and Restated Certificate of Incorporation of the Borrower, duly authorized by resolutions adopted by the Borrower’s board of directors and amended (by the Certificate of Amendment to the Tenth Amended and Restated Certificate of Incorporation of the Borrower duly authorized by resolutions adopted by the Borrower’s board of directors) to reflect the issuance of the Warrants and the creation of the Equity Interest in the Borrower contemplated by the Warrants (issuable upon any exercise of the Warrants) and (e) Investor Rights Agreement.”

c. Section 1.01 of the Credit Agreement is hereby amended by deleting the definition of “Warrant Equity Interests” and inserting the following new definition in its proper alphabetical order:

““Warrant Equity Interests” shall mean the Warrants, the Second Amendment Warrants, the Fourth Amendment Warrants, the Equity Interests of the Borrower issued or issuable upon the exercise of the Warrants, the Second Amendment Warrants, the Fourth Amendment Warrants and any other Equity Interests of any class or series of the Borrower issued or issuable upon the exercise of the Warrants, the Second Amendment Warrants or the Fourth Amendment Warrants (and any shares of common stock that may thereafter be issued upon the exercise of the Second Amendment Warrants or the Fourth Amendment Warrants or upon conversion of the Series F Preferred Stock issued upon conversion of the Warrants) pursuant to the terms thereof.”

d. Section 1.01 of the Credit Agreement is hereby amended by inserting the following new definition in its proper alphabetical order:

““Fourth Amendment” shall mean that certain Fourth Amendment to Credit Agreement, dated as of February 20, 2025, by and among the Loan Parties, the Agents, the Lenders and the Warrant Investors.”

““Fourth Amendment Effective Date” shall mean February 20, 2025.”

““Fourth Amendment Warrants” shall mean the Common Stock Warrants, dated as of the Second Amendment Effective Date, substantially in the form of Exhibit G-2.”

e. Section 2.23 of the Credit Agreement is hereby amended and restated in full as follows:

“SECTION 2.23 Extension of Maturity Date.

(a) Confirmation of Extension. The Existing Maturity Date was (i) extended effective as of the Third Amendment Effective Date from August 24, 2024 to February 20, 2025 and (ii) further extended as of the Fourth Amendment Effective Date to the Extended Maturity Date.

(b) Extension Fees. The Borrower shall pay to the Lenders (through the Administrative Agent) an Extension Fee which shall be due and payable on the first Business Day of each calendar month beginning with March 3, 2025 and through and including August 4, 2025, such that up to six (6) Extension Fees are due and payable under this Section 2.23(b); provided that if the Maturity Date occurs before the Extended Maturity Date each unpaid Extension Fee will instead be due and payable on such earlier Maturity Date. Each Extension Fee that is due and payable under this Section 2.23 shall constitute an Obligation, and once paid no Extension Fee (or any part thereof) shall be refundable under any circumstances.”

f. Section 3.22 of the Credit Agreement is hereby amended and restated in full as follows:

“SECTION 3.22. Solvency.

(a) Immediately after the consummation of the Transactions to occur on the Closing Date and immediately following the making of the Term Loan and after giving effect to the application of the proceeds of the Term Loan, (i) the fair value of the assets of each Loan Party, at a fair valuation, will exceed its debts and liabilities, subordinated, contingent or otherwise; (ii) the present fair saleable value of the property of each Loan Party will be greater than the amount that will be required to pay the probable liability of its debts and other liabilities, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured; (iii) each Loan Party will be able to pay its debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured; and (iv) each Loan Party will not have unreasonably small capital with which to conduct the business in which it is engaged as such business is now conducted and is proposed to be conducted following the Closing Date.

(b) Immediately after the consummation of the transactions to occur on the Fourth Amendment Effective Date, (i) the fair value of the assets of each Loan Party, at a fair valuation, will exceed its debts and liabilities, subordinated, contingent or otherwise; (ii) the present fair saleable value of the property of each Loan Party will be greater than the amount that will be required to pay the probable liability of its debts and other liabilities, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured; (iii) each Loan Party will be able to pay its debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured; and (iv) each Loan Party will not have unreasonably small capital with which to conduct the business in which it is engaged as such business is now conducted and is proposed to be conducted following the Fourth Amendment Effective Date.”

g. Section 3.27 of the Credit Agreement is hereby amended and restated in full as follows:

“SECTION 3.27. Capitalization.

(a) The Borrower’s authorized Equity Interests consists of, as of the Fourth Amendment Effective Date, (i) 201,142,870 shares of common stock, of which 24,796,970 shares of common stock have been issued and are outstanding as of the date of the Fourth Amendment Effective Date, each as set forth in Schedule 3.27; and (ii) 12,285,713 shares of Series A Preferred Stock, 7,500,000 shares of Series B Preferred Stock, 5,000,000 shares of Series C Preferred Stock, 4,100,799 shares of Series D Preferred Stock, 22,671,428 shares of Series E Preferred Stock, and 87,142,870 shares of Series F Preferred Stock (collectively, the “Preferred Stock”), of which 12,285,713 shares of Series A Preferred Stock, 7,500,000 shares of Series B Preferred Stock, 5,000,000 shares of Series C Preferred Stock, 4,100,799 shares of Series D Preferred Stock, 22,671,428 shares of Series E Preferred Stock, and 49,050,528 shares of Series F Preferred Stock have been issued and are outstanding as of the Second Amendment Effective Date, each as set forth in Schedule 3.27. All of the issued and outstanding shares of common stock and Preferred Stock of the Borrower have been duly authorized and validly issued and are fully paid and non-assessable. On the Fourth Amendment Effective Date, after giving effect to the Fourth Amendment (including the execution, issuance and delivery of the Fourth Amendment Warrants), the Borrower will have no outstanding Equity Interests other than as set forth in Schedule 3.27, all of which will be owned on the Fourth Amendment Effective Date by the Persons and in the percentages set forth on Schedule 3.27, calculated on a fully-diluted basis (assuming the conversion of all outstanding shares of Preferred Stock into shares of common stock of the Borrower and the exercise of the Warrants, the Second Amendment Warrants and the Fourth Amendment Warrants for the shares of capital stock issuable upon exercise thereof). As of the Fourth Amendment Effective Date, but after giving effect to the consummation of the Fourth Amendment and the issuance of the Fourth Amendment Warrants, the shares of common stock of the Borrower issuable upon conversion of the shares of Series F Preferred Stock issuable upon exercise of the Warrants and the shares of common stock issuable upon exercise of the Second Amendment Warrants and the Fourth Amendment Warrants will represent in the aggregate 0.574% (rounded) of the issued and outstanding shares of the Borrower (in the case of such Series F Preferred Stock, on an as-converted to common stock basis, and assuming the Warrants are exercised to purchase shares of Series F Preferred Stock and the Second Amendment Warrants and the Fourth Amendment Warrants are exercised to purchase shares of common stock immediately after giving effect to the consummation of the Fourth Amendment, taking into account the exercise of any other outstanding but unexercised options and warrants listed on Schedule 3.27.

(b) The Warrants, the Second Amendment Warrants and the Fourth Amendment Warrants have been validly authorized and, when executed, issued and delivered, will be validly issued and free of all Liens, except restrictions on transfer imposed by applicable securities laws. The Borrower has authorized and has available and reserved for issuance upon exercise of the Warrants, the Second Amendment Warrants and the Fourth Amendment Warrants sufficient Equity Interests to allow the full exercise thereof (and the conversion into shares of common stock of any shares of Series F Preferred Stock issued upon exercise thereof), and such Equity Interests will be, when and if issued upon exercise of the Warrants, the Second Amendment Warrants and the Fourth Amendment Warrants (and upon any conversion of any such Equity Interests into shares of common stock), validly authorized and issued, fully paid and non-assessable, and free of all Liens and restrictions, except restrictions on transfer imposed by applicable securities laws. The issuance of Equity Interests upon exercise of the Warrants, the Second Amendment Warrants and the Fourth Amendment Warrants (and the conversion into common stock of any shares of Series F Preferred Stock issued upon conversion thereof, as the case may be) will not require any further corporate action by the stockholders or directors of the Borrower and will not be subject to pre-emptive rights in favor of any stockholders of the Borrower.

(c) Except as set forth in Schedule 3.27 as of the Fourth Amendment Effective Date, other than the Warrants, the Second Amendment Warrants and the Fourth Amendment Warrants, there are no outstanding obligations, options, warrants, convertible securities or other rights, agreements, arrangements or commitments of any kind relating to the Equity Interests the Borrower or any of the Subsidiaries or obligating of the Borrower or any of the Subsidiaries to issue or sell any Equity Interests in the Borrower or any of the Subsidiaries.

(d) Except as set forth in Section 3.27 as of the Fourth Amendment Effective Date, and except for the Warrants, the Second Amendment Warrants and the Fourth Amendment Warrants, there are no (i) outstanding obligations, agreements, arrangements or commitments of any kind (contractual or otherwise) of the Borrower or any of the Subsidiaries to repurchase, redeem, retire or otherwise acquire any Equity Interests of the Borrower or any of the Subsidiaries or (ii) agreements or understandings in effect with respect to the voting or transfer of any of the Equity Interests of the Borrower or any of the Subsidiaries.

(e) The Borrower is not under any contractual obligation as of the Fourth Amendment Effective Date to register (in compliance with the filing requirements of, and being deemed effective under, the Securities Act) any of its presently outstanding Equity Interests or any Equity Interests that may be hereafter issued.”

h. Schedule 3.08 of the Credit Agreement is amended by replacing such Schedule with Schedule 3.08 attached hereto as Exhibit A.

i. Schedule 3.20 of the Credit Agreement is amended by replacing such Schedule with Schedule 3.20 attached hereto as Exhibit B.

j. Schedule 3.27 to the Credit Agreement is amended by replacing such Schedule with Schedule 3.27 attached hereto as Exhibit C.

k. The Credit Agreement is amended by adding Exhibit G-2 attached hereto as Exhibit D.

2. Conditions. The effectiveness of this Agreement is subject to the satisfaction of the following conditions precedent:

a. the execution and delivery of this Agreement by the Borrower, Guarantor, Administrative Agent, Collateral Agent and the Required Lenders;

b. the representations and warranties set forth in Section 3 of this Agreement, Article III of the Credit Agreement and in each other Loan Document shall be true and correct in all material respects (or, in the case of any such representation or warranty already qualified by materiality, in all respects) on and as of the date hereof with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date;

c. no Default or Event of Default shall have occurred and be continuing;

d. the Administrative Agent and the Lenders shall have received (i) a certificate of the Secretary, Assistant Secretary or another Responsible Officer of each Loan Party dated the Fourth Amendment Effective Date and certifying (A) that attached thereto is a true and complete copy of the certificate or articles of incorporation and bylaws including all amendments thereto of such Loan Party as in effect on the Second Amendment Effective Date and at all times since a date prior to the date of the resolutions described in clause (B) below, (B) that attached thereto is a true and complete copy of resolutions duly adopted by the board of directors or other governing body of such Loan Party authorizing the execution, delivery and performance of this Agreement and the other Loan Documents to which such Person is a party, and that such resolutions and consents have not been modified, rescinded or amended and are in full force and effect, (C) that the certificate or articles of incorporation of such Loan Party have not been amended since the date of the most recent amendment reflected in the documents attached to such certificate of the Secretary, Assistant Secretary or other Responsible Officer, and (D) as to the incumbency and specimen signature of each officer executing any Loan Document or any other document delivered in connection herewith on behalf of such Loan Party; (ii) a certificate of another officer as to the incumbency and specimen signature of the Secretary, Assistant Secretary or Responsible Officer executing the certificate pursuant to clause (i) above; and (iii) such other documents as the Lenders or the Administrative Agent may reasonably request;

e. the Administrative Agent and the Lenders shall have received an updated Perfection Certificate with respect to the Loan Parties dated as of the Fourth Amendment Effective Date and duly executed by a Responsible Officer of the Borrower; and

f. the Administrative Agent and the Lenders shall have received all amounts due and payable on or prior to the date hereof, including the reimbursement for all fees, costs and expenses incurred in connection with this Agreement, including the reasonable and documented fees, charges and disbursements of Morgan, Lewis & Bockius LLP counsel to the Agents and the Lenders.

3. Representations and Warranties. Each Loan Party hereby represents and warrants to each Agent and each Lender as follows:

a. the execution, delivery and performance by such Loan Party of this Agreement have been duly authorized by all requisite corporate and, if required, stockholder action and (ii) will not (A) violate (u) any material provision of law, statute, rule or regulation, (v) any certificate or articles of incorporation, the articles of association, the memorandum of association or other constitutive documents or by-laws of the Borrower or any Subsidiary, (w) any order of any Governmental Authority, (x) any Material Contract, (y) any provision of any other indenture, agreement or other instrument to which the Borrower or any Subsidiary is a party or by which any of them or any of their property is or may be bound, or (z) any preemptive rights, rights of first refusal or other rights to purchase or subscribe for debt or equity securities or rights or securities exercisable or exchangeable for or convertible into such securities applicable to the Borrower, (B) be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under, or give rise to any right to accelerate or to require the prepayment, repurchase or redemption of any obligation under any Material Contract or any other such indenture, agreement or other instrument or (C) result in the creation or imposition of any Lien upon or with respect to any property or assets now owned or hereafter acquired by the Borrower or any Subsidiary (other than any Lien created hereunder or under the Security Documents);

b. each Loan Party has the power and authority to execute, deliver and perform its obligations under this Agreement and each of the Loan Documents and each other agreement or instrument contemplated thereby to which it is a party;

c. this Agreement constitutes the legal, valid and binding obligations of each Loan Party enforceable against such Person in accordance with its terms; and

d. no Default or Event of Default exists or would result from the transactions contemplated by this Agreement.

4. No Modification. Nothing contained herein shall be deemed to constitute a waiver of compliance with any term or condition contained in the Credit Agreement or any of the other Loan Documents or constitute a course of conduct or dealing among the parties. The Agents and Lenders reserve all rights, privileges and remedies under the Loan Documents. Except as amended or consented to hereby, the Credit Agreement and other Loan Documents remain unmodified and in full force and effect. All references in the Loan Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby. This Agreement shall constitute a Loan Document.

5. Counterparts. This Agreement may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart. Delivery of an executed signature page of this Agreement by facsimile transmission or electronic transmission shall be as effective as delivery of a manually executed counterpart hereof.

6. Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided that none of the Loan Parties may assign or transfer any of its rights or obligations under this Agreement without the prior written consent of the Agents and all affected Lenders.

7. Governing Law. The laws of the State of New York shall govern all matters arising out of, in connection with or relating to this Agreement, including, without limitation, its validity, interpretation, construction, performance and enforcement (including, without limitation, any claims sounding in contract or tort law arising out of the subject matter hereof and any determinations with respect to post-judgment interest).

8. Severability. The illegality or unenforceability of any provision of this Agreement or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Agreement or any instrument or agreement required hereunder.

9. Captions. The captions and headings of this Agreement are for convenience of reference only and shall not affect the interpretation of this Agreement.

10. Reaffirmation. Each Loan Party as debtor, grantor, pledgor, guarantor, assignor, or in any other similar capacity in which such Loan Party grants liens or security interests in its property or otherwise acts as accommodation party or guarantor, as the case may be, hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Loan Documents to which it is a party (after giving effect hereto) and (ii) to the extent such Loan Party granted liens on or security interests in any of its property pursuant to any such Loan Document as security for or otherwise guaranteed the Borrower’s Obligations under or with respect to the Loan Documents, ratifies and reaffirms such guarantee and grant of security interests and liens and confirms and agrees that such security interests and liens hereafter secure all of the Obligations as amended hereby. Each Loan Party hereby consents to this Agreement and acknowledges that each of the Loan Documents remains in full force and effect and is hereby ratified and reaffirmed. Except as expressly set forth herein, execution of this Agreement shall not operate as a waiver of any right, power or remedy of the Agent or Lenders, constitute a waiver of any provision of any of the Loan Documents or serve to effect a novation of the Obligations.

11. Release of Claims. In consideration of the Lenders’ and each Agent’s agreements contained in this Agreement, each Loan Party hereby irrevocably releases and forever discharge the Lenders and each Agent and their affiliates, subsidiaries, successors, assigns, directors, officers, employees, agents, consultants and attorneys (each, a “Released Person”) of and from any and all claims, suits, actions, investigations, proceedings or demands, whether based in contract, tort, implied or express warranty, strict liability, criminal or civil statute or common law of any kind or character, known or unknown, which such Loan Party ever had or now has against any Agent, any Lender or any other Released Person which relates, directly or indirectly, to any acts or omissions of any Agent, any Lender or any other Released Person relating to the Credit Agreement or any other Loan Document on or prior to the date hereof.

[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

IN WITNESS WHEREOF, each of the undersigned has executed this Agreement as of the date set forth above.

IONETIX CORPORATION

By:	/s/ Kevin Cameron
Name:	Kevin Cameron
Title:	CEO

IONETIX ALPHA CORPORATION

By:	/s/ Kevin Cameron
Name:	Kevin Cameron
Title:	CEO

Signature Page

Fourth Amendment

SHAMROCK IONETIX, LLC, as Administrative Agent, Collateral Agent and Required Lenders

By:	/s/ Gregory Martin
	Name:	Gregory Martin
	Title:	President

Signature Page

Fourth Amendment